SCUDDER

                                                                November 1, 1995



Dear Scudder Investor,

Since May 1, 1994, Scudder Medium Term Tax Free Fund's investment adviser, Scudder, Stevens & Clark, Inc., has maintained the Fund's total operating expenses at 0.70% of daily net assets. Effective immediately, the Fund will incur full operating expenses and fees. For the fiscal year ended December 31, 1994, actual expenses charged to the Fund would have equaled 0.71% if total operating expenses had not been maintained. The prospectus language on the reverse side shows the effect of this change.

Please contact a Scudder Investor Relations representative at 1-800-225-2470 between 8 a.m. and 8 p.m., eastern time, Monday through Friday, should you have any questions about this or any other Scudder fund.

Sincerely,


/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.





















    This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.
                                  (over please)

                                                                         SCUDDER



Scudder Medium Term Tax Free Fund
Supplement to Prospectus
Dated May 1, 1995


How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Tax Free Money Fund and Scudder Medium Term Tax Free Fund. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)   Shareholder  transaction  expenses:   Expenses  charged  directly  to  your
     individual account in either Fund for various transactions.

                                           Scudder Tax Free     Scudder Medium
                                              Money Fund      Term Tax Free Fund
                                              ----------      ------------------
     Sales commissions to purchase               NONE                NONE
       shares (sales load)
     Commissions to reinvest dividends           NONE                NONE
     Redemption fees                             NONE*               NONE*
     Fees to exchange shares                     NONE                NONE

2) Annual Fund operating expenses: Expenses paid by either Fund before it distributes its net investment income, expressed as a percentage of its average daily net assets for the year ended December 31, 1994.

     Investment management fees                  0.50%               0.56%**
     12b-1 fees                                  NONE                NONE
     Other expenses                              0.27%               0.15%
                                                 -----               -----
     Total Fund operating expenses               0.77%               0.71%**
                                                 =====               =====

Example

Based on the levels of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)

     One year                                    $   8               $   7
     Three years                                    25                  23
     Five years                                     43                  40
     Ten years                                      95                  88

See "Fund organization--Investment adviser" for further information about the investment management fees. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Funds or by Write-A-Check. If you wish to receive redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

** The Adviser waived a portion of its fee so that the Fund's total operating expenses did not exceed: 0.25% of average daily net assets on January 1, 1994, 0.50% from January 2, 1994 to April 30, 1994, and 0.70% from May 1,
     1994 to October 31, 1995. The above table shows what the fees and expenses would have been if the Adviser had not agreed to waive a portion of its fee. Actual expenses charged for the fiscal year ended December 31, 1994, after waiver, equaled 0.63% of average daily net assets.


November 1, 1995                                                        MIS45PS
                                                                        SFD45SU1